Exhibit 99.1

News Release

Community Healthcare Trust Announces Results for the Three Months Ended March 31, 2016
FRANKLIN, Tenn., May 12, 2016 / PRNewswire / -- Community Healthcare Trust Incorporated (NYSE: CHCT) (the "Company") today announced results for the three months ended March 31, 2016.  Normalized funds from operations for the three months ended March 31, 2016 totaled $0.43 per diluted common share.  The Company reported net income for the first quarter of approximately $116,000.

Highlights include:

•
During the first quarter of 2016, the Company acquired four properties for a total purchase price of $25.4 million. The four properties, located in three states, total approximately 146,000 square feet and were 95.6% leased upon acquisition. During the first quarter of 2016, the Company also funded a $12.5 million mortgage note secured by an 85,000 square foot behavioral facility in Illinois.

•	A common stock dividend of $0.38 per common share was declared on May 2, 2016 for the first quarter of 2016. This dividend is payable on June 3, 2016 to shareholders of record on May 20, 2016.

About Community Healthcare Trust Incorporated
Community Healthcare Trust is a real estate investment trust that focuses on owning income-producing real estate properties associated primarily with the delivery of outpatient healthcare services in non-urban markets throughout the United States.  The Company had investments of approximately $183.0 million in 46 real estate properties and mortgages as of March 31, 2016, located in 18 states, totaling over 1.0 million square feet.
Additional information regarding the Company, including this quarter's operations, can be found at www.chct.reit.  Please contact the Company at 615-771-3052 to request a printed copy of this information.
Cautionary Note Regarding Forward-Looking Statements
In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks and uncertainties are discussed from time to time in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking statements, whether as the result of new information, future developments, or otherwise, except as may be required by law.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands, except per share amounts)

	March 31, 2016	December 31, 2015
ASSETS
Real estate properties:
Land	$19,317	$13,216
Buildings, improvements, and lease intangibles	140,322	119,716
Personal property	69	35
Total real estate properties	159,708	132,967
Less accumulated depreciation	(8,018)	(5,203)
Total real estate properties, net	151,690	127,764
Cash and cash equivalents	1,571	2,018
Mortgage notes receivable, net	23,277	10,897
Other assets, net	2,704	2,124
Total assets	$179,242	$142,803

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Revolving credit facility	$55,000	$17,000
Accounts payable and accrued liabilities	1,299	812
Other liabilities	3,349	2,721
Total liabilities	59,648	20,533

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized; 7,714,654 and 7,596,940 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	77	76
Additional paid-in capital	127,697	127,578
Cumulative net loss	(1,340)	(1,456)
Cumulative dividends	(6,840)	(3,928)
Total stockholders’ equity	119,594	122,270
Total liabilities and stockholders' equity	$179,242	$142,803

(1)
The Condensed Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2016 AND 2015
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended March 31,
	2016	2015
REVENUES
Rental income	$3,673	$—
Tenant reimbursements	957	—
Mortgage interest	536	—
	5,166	—

EXPENSES
Property operating	1,049	—
General and administrative	806	—
Depreciation and amortization	2,815	—
	4,670	—
OTHER INCOME (EXPENSE)
Interest expense	(380)	—
	(380)	—
NET INCOME AND COMPREHENSIVE INCOME	$116	$—

INCOME PER COMMON SHARE:
Net income per common share – Basic	$0.02	$—
Net income per common share – Diluted	$0.02	$—
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-BASIC	7,511,183	200,000
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-DILUTED	7,562,644	200,000

(1)
The Condensed Consolidated Statements of Comprehensive Income do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
RECONCILIATION OF FFO AND NORMALIZED FFO (1)
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
Net income	$116	$—
Real estate depreciation and amortization	2,813	—
Total adjustments	2,813	—
Funds From Operations	$2,929	$—
Transaction costs	288	—
Straight line rent	(95)	—
Deferred compensation	121	—
Normalized Funds From Operations	$3,243	$—
Funds from Operations per Common Share-Diluted	$0.39	$—
Normalized Funds From Operations Per Common Share-Diluted	$0.43	$—
FFO Weighted Average Common Shares Outstanding	7,562,644	200,000

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and normalized FFO to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that normalized FFO is useful because it allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO above which it has defined as FFO excluding certain expenses related to equity offerings, closing costs of properties acquired and mortgages funded, straight-line rent, deferred compensation and other non-cash items. Normalized FFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and normalized FFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and normalized FFO should be examined in conjunction with net income as presented elsewhere herein.

CONTACT: W. Page Barnes, 615-771-3052
SOURCE: Community Healthcare Trust Incorporated

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